UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2024

Cemtrex Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37464	30-0399914
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

276 Greenpoint Ave Bld. 8 Suite 208 Brooklyn, NY	11222
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 756-9116

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	CETX	Nasdaq Capital Market

CURRENT REPORT ON FORM 8-K

Cemtrex, Inc.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 16, 2024, the Annual Meeting of Shareholders (the “Annual Meeting”) of Cemtrex Inc. (“Centrex” or the “Company”) was held. For more information about the proposals set forth, please see the Company’s 2023 Proxy Statement. On the record date of March 18, 2024, there were 1,055,636 shares of the Company’s common stock issued, outstanding and entitled to vote, 4,544,004 votes of the Company’s Series 1 Preferred Stock, and 10,566,916 votes of the Company’s Series C Preferred Stock held by Saagar Govil, CEO and Chairman of the Board of Directors of the Company, for a total of 16,166,566 voting shares. At the Annual Meeting, a total of 14,016,827 voting shares (for a quorum of 86.7%) were represented in person or by proxy at the meeting. Set forth below are the final voting results for the proposals voted on at the Annual Meeting.

Proposal 1 – Voting to elect four nominees to the Company’s Board of Directors (the “Board”) for a one-year term expiring at the next Annual Meeting of Shareholders, or until their successors are elected and qualified:

	Number of Votes
Nominee	For	Abstain	Broker Non-Votes
Saagar Govil	12,247,618	519,657	1,249,552
Brian Kwon	12,578,860	188,471	1,249,496
Manpreet Singh	12,551,450	215,923	1,249,454
Mitodi Filipov	12,571,139	196,186	1,249,502

Each nominee was elected by the Company’s shareholders, consistent with the recommendation from the Board.

Proposal 2 - Ratification of the Appointment of the Company’s Independent registered public accounting firm: Voting to ratify Grassi Co. Certified Public Accountants as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2024:

●	For: 13,941,365
●	Against: 36,602
●	Abstain; 38,860

Proposal 2 was approved by the Company’s shareholders, consistent with the recommendation from the Board.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEMTREX, INC.

Date: May 16, 2024	By:	/s/ Saagar Govil
Saagar Govil
Chairman, President and Chief Executive Officer

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